Exhibit 99.1

www.murphyoilcorp.com NYSE: MUR 0 September 2019 INVESTOR UPDATE SEPTEMBER 2019 PRESIDENT & CHIEF EXECUTIVE OFFICER ROGER W. JENKINS

www.murphyoilcorp.com NYSE: MUR 1 September 2019 Cautionary Note to U . S . Investors – The United States Securities and Exchange Commission (SEC) requires oil and natural gas companies, in their filings with the SEC, to disclose proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions . We may use certain terms in this presentation, such as “resource”, “gross resource”, “recoverable resource”, “net risked PMEAN resource”, “recoverable oil”, “resource base”, “EUR” or “estimated ultimate recovery” and similar terms that the SEC’s rules prohibit us from including in filings with the SEC . The SEC permits the optional disclosure of probable and possible reserves in our filings with the SEC . Investors are urged to consider closely the disclosures and risk factors in our most recent Annual Report on Form 10 - K filed with the SEC and any subsequent Quarterly Report on Form 10 - Q or Current Report on Form 8 - K that we file, available from the SEC’s website . Forward - Looking Statements – This presentation contains forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 . Forward - looking statements are generally identified through the inclusion of words such as “aim”, “anticipate”, “believe”, “drive”, “estimate”, “expect”, “expressed confidence”, “forecast”, “future”, “goal”, “guidance”, “intend”, “may”, “objective”, “outlook”, “plan”, “position”, “potential”, “project”, “seek”, “should”, “strategy”, “target”, “will” or variations of such words and other similar expressions . These statements, which express management’s current views concerning future events or results, are subject to inherent risks and uncertainties . Factors that could cause one or more of these future events or results not to occur as implied by any forward - looking statement include, but are not limited to : increased volatility or deterioration in the success rate of our exploration programs or in our ability to maintain production rates and replace reserves ; reduced customer demand for our products due to environmental, regulatory, technological or other reasons ; adverse foreign exchange movements ; political and regulatory instability in the markets where we do business ; natural hazards impacting our operations ; any other deterioration in our business, markets or prospects ; any failure to obtain necessary regulatory approvals ; any inability to service or refinance our outstanding debt or to access debt markets at acceptable prices ; and adverse developments in the U . S . or global capital markets, credit markets or economies in general . For further discussion of factors that could cause one or more of these future events or results not to occur as implied by any forward - looking statement, see “Risk Factors” in our most recent Annual Report on Form 10 - K filed with the U . S . Securities and Exchange Commission (SEC) and any subsequent Quarterly Report on Form 10 - Q or Current Report on Form 8 - K that we file, available from the SEC’s website and from Murphy Oil Corporation’s website at http : //ir . murphyoilcorp . com . Murphy Oil Corporation undertakes no duty to publicly update or revise any forward - looking statements . Non - GAAP Financial Measures – This presentation refers to certain forward looking non - GAAP measures such as future “Free Cash Flow” and future “EBITDA” . Definitions of these measures are included in the appendix . Cautionary Statement & Investor Relations Contacts Kelly Whitley VP, Investor Relations & Communications 281 - 675 - 9107 kelly_whitley@murphyoilcorp.com Bryan Arciero Sr. Investor Relations Advisor 281 - 675 - 9339 bryan_arciero@murphyoilcorp.com Megan Larson Sr. Investor Relations Analyst 281 - 675 - 9470 megan _ larson @murphyoilcorp.com

www.murphyoilcorp.com NYSE: MUR 2 September 2019 Agenda 01 COMPANY UPDATE 02 ONSHORE PORTFOLIO UPDATE 03 OFFSHORE PORTFOLIO UPDATE 04 EXPLORATION UPDATE 05 LOOKING AHEAD

www.murphyoilcorp.com NYSE: MUR 3 September 2019 61% 5% 34% Crude oil NGL Natural gas 26% 29% 44% US Onshore Canada Onshore NA Offshore 54% 8% 38% Crude oil NGLs Natural gas 37% 36% 27% US Onshore Canada Onshore NA Offshore Exploration Office Production Murphy at a Glance * Based on internal estimates as of January 1, 2019 using year - end SEC pricing. Includes MP GOM (excluding non - controlling interest) and LLOG asset acquisitions and Malaysia divestiture, and excludes Brunei ( asset held for sale). Post - Transaction Reserves* 3Q 2019 Production Guidance 760 MMBOE 62 % Liquids - Weighted 66 % Liquids - Weighted 194 MBOEPD

www.murphyoilcorp.com NYSE: MUR 4 September 2019 Value - Adding Transformation 2014 Sell - Down 30% Malaysia $2.0 BN 2016 Divested Syncrude $730 MM 2016 Divested Montney Midstream $412 MM 2017 Divested Heavy Oil $51 MM 2019 Divested Malaysia $2.127 BN 2014 – 2015 Repositioning Portfolio Post - Spin; Streamlining Assets 2016 – 2017 Stabilizing & Rebuilding; Strengthening Balance Sheet Without Issuing Equity 2018 – 2019 Reshaping Portfolio; Growing Oil - Weighted Assets With Free Cash Flow Generation 2016 Acquired Kaybob Duvernay & Placid Montney $206 MM 2018 Transaction with Petrobras Gulf of Mexico $795 MM 2019 Acquired LLOG Gulf of Mexico Assets $1.375 BN

www.murphyoilcorp.com NYSE: MUR 5 September 2019 MEH +$6.54/BBL LLS +$7.53/BBL Other Mars +$5.85/BBL Brent +$8.47/BBL 26% 21% 35% 13% 6% Sales Volumes & Differentials 2Q 2019 Total Company Differentials vs $59.82 WTI Achieving Premium Oil - Weighted Realizations Eagle Ford Shale North America Offshore >$ 4 /BBL >$ 3 /BBL $ 35 /BOE $ 38 /BOE 94 % SOLD At Premium to $59.82 WTI Premium to WTI 2Q 2019 AFTER - TRANSPORT 94,000 BBLS/Day SOLD 2Q 2019 > EBITDA/BOE 2Q 2019 FIELD - LEVEL

www.murphyoilcorp.com NYSE: MUR 6 September 2019 Eagle Ford Shale and Gulf of Mexico Deliver Strong Operating Cash Flows $60.95 $58.84 $- $10 $20 $30 $40 $50 $60 $70 Eagle Ford Shale Gulf of Mexico Opex Operating margin Avg realized price NOTE: Operating margin calculated as price realizations less operating expenses Price realizations are net of transportation costs. WTI $57.36/BBL in 1H 2019. 1H 2019 Operating Margins $/BBL Achieving High Operating Margins • Generating >$50/BBL margins • Allocating >75% of capital to Eagle Ford Shale and Gulf of Mexico • Operating efficiencies result in low OPEX • Timely hedging mitigates cash flow risk

www.murphyoilcorp.com NYSE: MUR 7 September 2019 Long History of Benefitting Shareholders $4.4 Billion Returned to Shareholders In last 10 years > $1.6 Billion in Share Repurchases 2012 – 1H 2019 > $ 6.3 Billion Returned to Shareholders Since 1961 > $0 $200 $400 $600 $800 $1,000 97 98 99 00 01 02 03 04 05 06 07 08 09 10 11 12 13 14 15 16 17 18 19E Dividends Special Dividends Repurchases Note: FCF Yield = CFO Less Property Additions & Dry Hole Costs Divided by Market Cap (Avg. from 12/31/16 to 9/17/19) Source: Bloomberg Peer Group: APA, CHK, CNX, COG, DVN, ECA, HES, MRO, MTDR, NBL, RRC, SM, SWN, WLL ,XEC Note: 2019 YTD Buybacks includes MUR Buybacks in 2Q 2019 and Peer Buybacks in 1Q 2019 Source: Bloomberg, Avg. Market Cap from 12/31/16 to 9/17/19 Peer Group: APA, CHK, CNX, COG, DVN, ECA, HES, MRO, MTDR, NBL, RRC, SM, SWN, WLL ,XEC Dividend + Buyback – Issuance Yield Annualized 2016 - 2019E Free Cash Flow Yield 2016 - 2019E Cash Paid to Shareholders $MM 1997 - 2019E -5% 0% 5% -10% 0% 10% < - 5% < - 5% < - 5% < - 5% < - 10%

www.murphyoilcorp.com NYSE: MUR 8 September 2019 Positioned for Investor Value Creation Note: Calculated based on Market Cap (9/17/2019, in $Millions) Divided by Total Proved Reserves (MMBOE, 12/31/18); Source: FactSet Peer Group: APA, CLR, CXO, DVN, ECA, FANG, HES, MRO, NBL, PE, PXD, WPX, XEC Note: Calculated based on Market Cap (9/17/2019, in $Millions) Divided by Total Proved Oil Reserves (MMBOE, 12/31/18); Source: FactSet Peer Group: APA, CLR, CXO, DVN, ECA, FANG, HES, MRO, NBL, PE, PXD, WPX, XEC $/BOE 1P Oil Reserves $/BOE 1P Total Reserves Value Per Flowing Oil Barrel $4.97 $0 $5 $10 $15 $20 $25 $9.22 $0 $15 $30 $45 $35.22 $0 $50 $100 $150 Note: Calculated based on Market Cap (9/11/2019, in $Millions) Divided by 2Q 2019 Oil Production (MBOPD) Source: FactSet Peer Group: APA, CLR, CXO, DVN, ECA, FANG, HES, MRO, NBL, PE, PXD, WPX, XEC < 1.4x Net Debt / EBITDAX At July 31, 2019 > 4% Dividend Yield Longstanding & Competitive < 35% Net Debt to Cap At July 31, 2019 Median $67.09 Median $19.76 Median $8.72

www.murphyoilcorp.com NYSE: MUR 9 September 2019 Executing Our 2019 Plan PRODUCING Oil - Weighted Assets 159 MBOEPD, >60% Oil in 2Q 2019 >23% increase in Eagle Ford Shale from 1Q Lowered LOE/BOE to <$9 in 1H 2019 GENERATING High Margin Realizations 94% oil volumes sold at premium to WTI >$26 EBITDA/BOE 2Q 2019 >$38 EBITDA/BOE US & Canada offshore 2Q 2019 Additional oil hedges at average prices >$57 WTI INCREASING Financial Strength Returned >$380 MM to shareholders Delivered >4% dividend yield Zero balance on credit revolver TRANSFORMING with Accretive Acquisitions Closed Gulf of Mexico & Malaysia transactions Increased reserves liquids - weighting by 5% Established as a top 5 operator in Gulf of Mexico BUILDING Profitable Production Sanctioned 3 Gulf of Mexico projects set to deliver sustainable FCF Drilled successful well at Dalmatian DC4 #2 Note: 2Q EBITDA/BOE based on continuing operations

www.murphyoilcorp.com NYSE: MUR 10 September 2019 Onshore Portfolio Update

www.murphyoilcorp.com NYSE: MUR 11 September 2019 Concentrated Onshore Assets with Repeatable Results Eagle Ford Shale 44 MBOEPD at 2Q 2019, 74% oil, 88% liquids ~980 total producing wells online Kaybob Duvernay 9,300 BOEPD at 2Q 2019, 52% oil, 61% liquids ~80 total producing wells online Tupper Montney 219 MMCFD at 2Q 2019 ~250 total producing wells online Oil - Weighted Platform Across North America Well - Positioned for Natural Gas

www.murphyoilcorp.com NYSE: MUR 12 September 2019 Significant Running Room in the Eagle Ford Shale 0 1 2 3 4 5 2019E 2020E 2021E 2022E 2023E 0 50 100 150 200 Number of Rigs Wells Online Wells Online Rigs Per Year Long - Term Plan Well Cadence* * As of December 31, 2018 Area Net Acres Reservoir Inter - Well Spacing (ft) Remaining Wells* Karnes 10,918 Lower EFS 300 121 Upper EFS 700 159 Austin Chalk 700 108 Tilden 64,737 Lower EFS 500 388 Upper EFS 500 140 Austin Chalk 600 100 Catarina 47,653 Lower EFS 450 292 Upper EFS 600 354 Austin Chalk 800 149 Total 123,308 1,811 Significant Development Across ~125,000 Net Acres • 500+ MMBOE total resource potential • Conservative inter - well spacing, type curves account for parent/child relationship • Completion designs optimized by pad & well • Long life asset at low end of cost curve • Remote operating center with big data focus New map CATARINA TILDEN KARNES Dimmit Atascosa Karnes McMullen La Salle Eagle Ford Shale Acreage Rig on Location Murphy Acreage

www.murphyoilcorp.com NYSE: MUR 13 September 2019 2019 Well Delivery Plan • 91 wells online 2Q 2019 44 MBOEPD, 74% Oil, 88% Liquids • > 23% increase in volumes from 1Q 2019 • 35 wells online, 91% liquids • 23 Karnes – 14 Lower EFS, 3 Upper EFS, 6 Austin Chalk • 12 Tilden – Lower EFS 3Q 2019 • 25 wells online • 10 Tilden – Lower EFS • 15 Catarina – 11 Lower EFS, 6 Upper EFS 4Q 2019 • 18 wells online • 8 Tilden – Lower EFS • 10 Catarina – Lower EFS Eagle Ford Shale Well Delivery Update 0 10 20 30 40 1Q 19 2Q 19 3Q 19E 4Q 19E Operated Wells Online 2019 NOTE: EFS = Eagle Ford Shale Eagle Ford Shale Acreage CATARINA TILDEN KARNES Dimmit Atascosa Karnes McMullen La Salle Rig on Location Murphy Acreage

www.murphyoilcorp.com NYSE: MUR 14 September 2019 Increasing Returns From New Wells • Improved well targeting • Optimized completion design • Applicable to >350 more locations Jambers Pad • 8 Lower EFS wells online 2Q 2019 • 6 wells with 9,100’ lateral (IP30 1,440 BOEPD) • 2 wells with 4,700’ lateral (IP30 1,200 BOEPD) • 500’ well spacing • Average 24 hour IP ~1,800 BOEPD Tyler Ranch Pad • 10 Lower EFS wells online 3Q 2019 • 10 wells with 7,100’ lateral • 500’ well spacing • Average 24 hour IP ~1,800 BOEPD Tilden New Well Performance Cum BOE Eagle Ford Shale Record Performing Tilden Wells Eagle Ford Shale Acreage CATARINA TILDEN KARNES Dimmit Atascosa Karnes McMullen La Salle 0 10,000 20,000 30,000 40,000 50,000 60,000 70,000 80,000 0 10 20 30 40 50 60 Days Online Tyler Ranch Average LEFS Jambers Average LEFS Tyler Ranch LEFS Average Type Curve Jambers LEFS Average Type Curve

www.murphyoilcorp.com NYSE: MUR 15 September 2019 Oil - Weighted Production from Low Cost Assets • Approaching completion of retention drilling • Optimizing development plan and lateral lengths • Continuing outperformance with high rate wells • Targeting $6.5 MM per well drilling and completions costs Pipeline Battery Facility Kaybob Duvernay Acreage 10 0 Miles Simonette Kaybob North Two Creeks Kaybob West Saxon Kaybob East Area Net Acres Inter - Well Spacing (ft) Remaining Wells Two Creeks 34,336 984 123 Kaybob East 36,400 984 182 Kaybob West 25,760 984 119 Kaybob North 31,360 984 129 Simonette 29,715 984 82 Saxon 12,746 984 37 Total 170,317 672 Kaybob Duvernay Scalable Assets For Future Growth

www.murphyoilcorp.com NYSE: MUR 16 September 2019 2019 Well Delivery Plan Complete • 10 wells online 2Q 2019 9,300 BOEPD, 61% liquids • > 25% increase in volumes from 2Q 2018 • 6 wells online • Closed cashless acreage swap • Acquired 20,000 gross acres in Kaybob East / Two Creeks in exchange for 5,800 gross acres • Optimized development plan & lateral lengths • 3 Simonette wells resumed production in 3Q 2019 2H 2019 Land Retention Plan • Drill 13 wells • Scheduled to come online in 2020 Kaybob Duvernay Well Delivery Update Area Pad Wells Online IP30 (BOEPD) Liquids A 08 - 03 3 1,400* 86% B 05 - 23 2 1,054 86% C 05 - 19 2 651* 91% D 16 - 29 2 858* 91% E 16.25 1 834* 85% * Well volumes constrained due to current facility limitations. 2019 Online Wells Murphy Acreage Pipeline Battery Facility Kaybob Duvernay Acreage 10 0 Miles B D C A Simonette Kaybob North Two Creeks Kaybob West Saxon Kaybob East E

www.murphyoilcorp.com NYSE: MUR 17 September 2019 0 5 10 15 20 25 30 35 40 45 50 0 10 20 30 40 50 60 70 16-29 Average Cum BOE 05-19 Average Cum BOE 400 EUR Curve Results From De - Risking Improve Returns • Increased oil content from appraisal wells • Improved completion design 16 - 29 Pad • Two wells on pad – initial rate restricted • Average IP30 rate of ~860 BOEPD (91% liquids) 05 - 19 Pad • Two wells on pad – initial rate restricted • Average IP30 rate of ~650 BOEPD (93% liquids) Kaybob Duvernay New Two Creeks Wells Exceeding Expectations Two Creeks New Well Performance Cum MBOE Murphy Acreage Pipeline Battery Facility Kaybob Duvernay Acreage 10 0 Miles B D C A Simonette Kaybob North Two Creeks Kaybob West Saxon Kaybob East Note: Initial rates restricted due to facility constraints

www.murphyoilcorp.com NYSE: MUR 18 September 2019 Mitigating AECO Exposure 2Q 2019 Tupper Montney Natural Gas Sales Tupper Montney Natural Gas Realizations 2Q 2019 $CAD/MCF 2019 Well Delivery Plan Complete • 8 wells online 2Q 2019 37 MBOEPD, 100% Natural Gas • 5 wells online • New wells trending in line with 18 BCF type curve Successful AECO Price Mitigation • Realized 2Q 2019 C$1.82/MCF* vs AECO realized average of C$1.03/MCF • Projected FY 2019 C$2.27/MCF* vs AECO realized average of C$1.69/MCF * C$0.28 Transportation Cost to AECO Not Subtracted * C$0.28 of Transportation Cost Not Subtracted Canada Onshore Tupper Montney Update AECO Price Exposure Chicago Price Exposure 42% 26% 18% 9% 5% Hedged Malin Price Exposure Dawn Price Exposure

www.murphyoilcorp.com NYSE: MUR 19 September 2019 Offshore Portfolio Update

Gulf of Mexico

Free Cash Flow Generating Assets

Revitalized Portfolio

- Top 5 Gulf of Mexico operator by production
- Achieves high margin EBITDA/BOE
- Generating ongoing synergies from acquisitions
- Long runway for further development projects

PRODUCING ASSETS		
Asset	Operator	Murphy WI[1]
Cascade	Murphy	80%
Chinook	Murphy	53%
Clipper	Murphy	80%
Cottonwood	Murphy	80%
Dalmatian	Murphy	56%
Front Runner	Murphy	50%
Habanero	Shell	27%
Kodiak	Kosmos	48%
Lucius	Anadarko	9%
Marmalard	Murphy	27%
Marmalard East	Murphy	70%
Medusa	Murphy	48%
Neidermeyer	Murphy	53%
Powerball	Murphy	75%
Son of Bluto II	Murphy	27%
St. Malo	Chevron	20%
Tahoe	W&T	24%
Thunder Hawk	Murphy	50%

Gulf of Mexico Assets



Neidermeyer
Dalmatian
Delta House
Marmalard
Son of Bluto II
Calliope
Powerball
Medusa
Kodiak
Nearly Headless Nick
Habanero
Front Runner
Samurai
Khaleesi/Mormont
Cascade/Chinook
Cascade
Chinook
Lucius
St. Malo
Murphy Assets
Offshore Platform
FPSO

Note: Anadarko is a wholly-owned subsidiary of Occidental Petroleum
[1]Excluding Non-Controlling Interest

September 2019
www.murphyoilcorp.com
NYSE: MUR
20

www.murphyoilcorp.com NYSE: MUR 21 September 2019 2019E Production 85 MBOEPD, 90% Liquids • Closed Gulf of Mexico acquisition 2Q 2019 • Exceeded 2Q 2019 production guidance from new assets by 1,200 BOEPD and legacy assets by 1,600 BOEPD Dalmatian DC4 #2 Well • Well drilled and completed, online 4Q 2019 • Estimated gross incremental rate ~6,000 BOEPD • Payback period < 18 months • IRR > 90% Hoffe Park #2 Well • Oil discovered in multiple zones Gulf of Mexico 2Q 2019 Operations Update Front Runner SPAR 2019E production assumes full year impact of acquired assets in LLOG transaction

www.murphyoilcorp.com NYSE: MUR 22 September 2019 0 10 20 30 40 50 2019Q2 2019Q3 2019Q4 2020Q1 2020Q2 2020Q3 2020Q4 2021 FY Dalmatian Cottonwood NHN SOB II Calliope Ourse 0 2 4 6 8 10 12 4Q 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 Dalmatian Cottonwood Nearly Headless Nick Son of Bluto II Calliope Ourse 2020 2019 Dalmatian Nearly Headless Nick Son of Bluto II Ourse Calliope Cottonwood Net CAPEX $MM Net Production MBOEPD Production Generated through 2040 Development Timeline Gulf of Mexico Short Cycle Projects 21 MMBOE Total Net Resources New Wells Completions & Tie - Backs Workovers Dalmatian DC4 #2 Nearly Headless Nick Cottonwood Son of Bluto II Ourse Calliope $ 7.50 /BBL CAPEX Gulf of Mexico Short Cycle Capital Projects Deliver Accelerated Returns Production volumes may vary based on timing and performance Production volumes, reserves and financial amounts exclude non - controlling interest WTI $55/BBL, 2019 - 2023 > 80 % IRR Project Average

www.murphyoilcorp.com NYSE: MUR 23 September 2019 Khaleesi/Mormont • Gross resource ~165 MMBOE, 90% liquids • 7 development wells planned – 4 previously drilled • IRR > 30%, NPV > $300 MM Samurai • Gross resource ~60 MMBOE, 90% liquids • Potential upside ~15 MMBOE • 4 development wells planned • IRR > 35%, NPV > $200 MM Net CAPEX $MM 0 50 100 150 200 250 300 2019 2020 2021 2022 2023 Khaleesi / Mormont Samurai 0 5 10 15 20 25 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 Khaleesi / Mormont Samurai Net Production MBOEPD 2022 2021 2020 2019 Subsea Development Drilling & Completion 1H 2022 First Oil Development Timeline Gulf of Mexico Investing in Long Term High - Margin Projects Production Generated through 2042 WTI $55/BBL, 2019 - 2023 Production volumes may vary based on timing and performance Production volumes, reserves and financial amounts exclude non - controlling interest

www.murphyoilcorp.com NYSE: MUR 24 September 2019 Major Projects 2019 – 2023 Estimated Gulf of Mexico Production MBOEPD CAPEX from Major Projects include Samurai and Khaleesi / Mormont St. Malo Water Flood CAPEX includes $50 MM carry for Petrobras Americas Inc. Production volumes, sales volumes, reserves and financial amounts exclude non - controlling interest, unless otherwise stated St. Malo Waterflood Gulf of Mexico CAPEX 2019 - 2023 Gulf of Mexico Generating Long Term Free Cash Flow Capital Commitments Support Long Term Growth • Sanctioning St. Malo waterflood project 3Q 2019 • Maintaining $325 MM average CAPEX 2019 – 2023 assuming King’s Quay sell down • Affirming 2019 CAPEX guidance • Producing 85 MBOEPD average from 2019 – 2023 • Delivering sustainable cash flow from large inventory of development projects 85 58 4 14 9 85 - 10 20 30 40 50 60 70 80 90 2019E Annualized Production Base Production Dev. Projects, Rig Programs & Workovers Major Projects Short-Cycle Tiebacks 2019-2023 Average Development Projects, Rig Programs & Workovers Short - Cycle Tiebacks 26% 32% 32% 10% $325 MM Average 2019E Annualized Production assumes full year impact of acquired assets in LLOG transaction Production from Major Projects includes St Malo Water Flood, Samurai and Khaleesi / Mormont.

www.murphyoilcorp.com NYSE: MUR 25 September 2019 Exploration Update

www.murphyoilcorp.com NYSE: MUR 26 September 2019 Focused & Meaningful • Four primary exploration areas • 3 to 5 exploration wells per year • ~$100 MM/year Reduced Risk • Proven oil provinces • Targeting appropriate working interest • Leveraging strategic partnerships Strategic Themes • Consistent US Gulf of Mexico program • Field extension and exploration in Vietnam • Company - making potential from Brazil and Mexico • Targeting < $12/BBL full - cycle finding and development cost Exploration Strategy Overview Exploration Core Focus Areas GULF OF MEXICO BRAZIL AUSTRALIA VIETNAM

Brazil Exploration Update

Sergipe-Alagoas Basin Overview

- Murphy 20% (Non-Op), ExxonMobil 50% (Op), Enauta Energia S/A 30%
- > 1.2 BN BOE reserves discovered inboard
- Working interests in 6 blocks, ~1,100 M acres
- Winning bid on 3 adjacent blocks, ~560 M acres
  - 3Q 2019 Blocks 505, 575 and 637

Continuing to Evaluate Data

- Progressing seismic program and interpretation
- Providing long-term exploration upside

Sergipe-Alagoas Basin


BRAZIL
351
428
430
501
503
505
573
575
637
3Q Bid Block
MUR Block
Petrobras Block
Discovered Field
Miles
0
20

September 2019
www.murphyoilcorp.com
NYSE: MUR
27

Offshore Mexico Discovery at Cholula

Block 5 Overview

- Murphy 40% (Op), Petronas 30%, Wintershall DEA 30%
- 34 leads / prospects
- Mean to upward gross resource potential:
  - 800 MMBO – 2,000 MMBO
- Planning additional exploration program in 2020

Cholula 1-EXP Highlights

- ~$12 MM net drilling costs
- Drilled to total depth (TD) of 8,825 feet
- Discovered 185 feet net hydrocarbon pay
  - Validates block potential
  - De-risks Upper Miocene play in SE corner of Block 5
- ~200 MMBOE of resources within tie-back distance

Block 5 Prospects



Alamos
Morelia
TzinTzunTzan
Salvatierra
Orizaba
Candela
Metepec
Calvillo
Mitla
Sayulita
Mazunte
Batopillas
Arteaga
Bat East
Cosala
Mocorito
Tacambaro
Loreto
Viesca
Viesca East
Taxco
Linares
Cristobal
Oceania
Tula
Palazada
Bacalar
Toci
Corzo
Comitan
Zacatlan
Comala
Cholula
Izamal
Miocene
Oligocene
Eocene
Mesozoic
Late Miocene Development Area

MURPHY OIL CORPORATION

September 2019 | www.murphyoilcorp.com NYSE: MUR

28

www.murphyoilcorp.com NYSE: MUR 29 September 2019 Cuu Long Basin Overview • Murphy 40% (Op), PVEP 35%, SKI 25% • > 400 MMBOE remaining resource potential on Block 15 - 1/05 Block 15 - 2/17 PSC • Resource potential adds value to core area • Adjacent to LDV field under development LDT - 1X Exploration Well • Estimated Discovered Resources ~39 MMBO • Additional Resource Potential in “D” Sequence Pay Vietnam Cuu Long Basin Update Cuu Long Basin

www.murphyoilcorp.com NYSE: MUR 30 September 2019 Looking Ahead

www.murphyoilcorp.com NYSE: MUR 31 September 2019 200 MBOEPD Production Rate by 4Q 2019 Executing Our Strategy in 2019 68 % Liquids - Weighted Production in 2H 2019 $ 300 Million Share Re - Purchase Completed by YE 2019 95 % Sales Volumes at Premium to WTI in 2H 2019 > Transforming the Company for Long - Term Success • Strengthening balance sheet by lowering debt • Increasing oil - weighted production through several major transactions • Shifting production to tax - advantaged region • Achieving premium Gulf of Mexico oil - weighted realizations • Continuing to deliver steady production growth in the Eagle Ford Shale • Executing Gulf of Mexico field development projects 50 Wells Online in Eagle Ford Shale in 2H 2019 >

Executing on Long-Term Plan

Maintaining > 65% Liquids Production Weighting

- Plan flexible to maintain cash flow / CAPEX parity including dividend

US Onshore – Focusing on Oil-Weighted Growth

Canada Onshore – Scalable Based on Market Conditions

- Focused on lease retention

NA Offshore – Maintaining Current Production

- Consistent free cash flow business
- Short-cycle tiebacks and development projects at existing facilities
- St. Malo waterflood, Khaleesi/Mormont and Samurai projects included

Exploration – Dedicated Strategy

- CAPEX ~$100 MM per year, flexible as needed
- Ongoing plan of 3-5 wells annually



Annual Average Capital Spend
2019 - 2023
Exploration
7%
Canada Onshore
15%
US Onshore
52%
$1.4 BN
WH Offshore
26%

Production volumes, sales volumes, reserves and financial amounts exclude non-controlling interest, unless otherwise stated

MURPHY OIL CORPORATION
September 2019 | www.murphyoilcorp.com NYSE: MUR
32

www.murphyoilcorp.com NYSE: MUR 33 September 2019 FOCUSING On shareholder priorities RAMPING High value Eagle Ford Shale production TRANSFORMING Portfolio by adding oil - weighted, high - margin assets Positioning Company for Long - Term Value Creation OFFERING Investors exploration upside EXECUTING Short cycle Gulf of Mexico field development projects PRODUCING Oil - weighted assets that realize premium pricing

www.murphyoilcorp.com NYSE: MUR 34 September 2019 Appendix

www.murphyoilcorp.com NYSE: MUR 35 September 2019 The following list of Non - GAAP financial measure definitions and related reconciliations is intended to satisfy the requirements of Regulation G of the Securities Exchange Act of 1934, as amended. This information is historical in nature. Murphy undertakes no obligation to publicly update or revise any Non - GAAP financial measure definitions and related reconciliations. Non - GAAP Financial Measure Definitions & Reconciliations

Non-GAAP Reconciliation

EBITDA and EBITDAX

Murphy defines EBITDA as income from continuing operations attributable to Murphy[1] before interest, taxes, depreciation and amortization (DD&A). Murphy defines EBITDAX as income from continuing operations attributable to Murphy before interest, taxes, depreciation and amortization (DD&A) and exploration expense.

Management believes that EBITDA and EBITDAX provides useful information for assessing Murphy's financial condition and results of operations and it is a widely accepted financial indicator of the ability of a company to incur and service debt, fund capital expenditure programs, and pay dividends and make other distributions to stockholders.

EBITDA and EBITDAX, as reported by Murphy, may not be comparable to similarly titled measures used by other companies and it should be considered in conjunction with net income, cash flow from operations and other performance measures prepared in accordance with generally accepted accounting principles (GAAP). EBITDA and EBITDAX have certain limitations regarding financial assessments because they excludes certain items that affect net income and net cash provided by operating activities. EBITDA and EBITDAX should not be considered in isolation or as a substitute for an analysis of Murphy's GAAP results as reported.

$ Millions	Three Months Ended – June 30, 2019	Three Months Ended – June 30, 2018
Net income (loss) attributable to Murphy (GAAP)	92.3	45.5
Discontinued operations loss (income)	(24.4)	(70.7)
Income tax expense (benefit)	9.1	2.6
Interest expense, net	54.1	44.3
DD&A expense	246.0	190.8
EBITDA attributable to Murphy (Non-GAAP)	**401.5**	**283.2**
Discontinued operations loss (income)	(24.4)	(70.7)
EBITDA attributable to Murphy excluding discontinued operations (Non-GAAP)	**377.1**	**212.5**
Exploration Expense	30.7	18.9
EBITDAX attributable to Murphy excluding discontinued operations (Non-GAAP)	**407.8**	**231.4**

1 'Attributable to Murphy' represents the economic interest of Murphy excluding a 20% noncontrolling interest in MP GOM.

MURPHY OIL CORPORATION
September 2019 | www.murphyoilcorp.com NYSE: MUR
36

Non-GAAP Reconciliation

ADJUSTED EBITDA

Murphy defines Adjusted EBITDA as income from continuing operations attributable to Murphy1 before interest, taxes, depreciation and amortization (DD&A), impairment expense, foreign exchange gains and losses, mark-to-market loss on crude oil derivative contracts, accretion of asset retirement obligations and certain other items that management believes affect comparability between periods.

Adjusted EBITDA is used by management to evaluate the company's operational performance and trends between periods and relative to its industry competitors.

Adjusted EBITDA may not be comparable to similarly titled measures used by other companies and it should be considered in conjunction with net income, cash flow from operations and other performance measures prepared in accordance with generally accepted accounting principles (GAAP). Adjusted EBITDA has certain limitations regarding financial assessments because it excludes certain items that affect net income and net cash provided by operating activities. Adjusted EBITDA should not be considered in isolation or as a substitute for an analysis of Murphy's GAAP results as reported.

$ Millions, except per BOE amounts	Three Months Ended – June 30, 2019	Three Months Ended – June 30, 2018
EBITDA attributable to Murphy excluding discontinued operations (Non-GAAP)	377.1	212.5
Mark-to-market (gain) loss on crude oil derivative contracts	(50.8)	(12.7)
Mark-to-market (gain) loss on contingent consideration	15.4	-
Business development transaction costs	7.8	-
Accretion of asset retirement obligations	9.9	6.4
Foreign exchange losses (gains)	3.0	(12.2)
Adjusted EBITDA attributable to Murphy (Non-GAAP)	**362.4**	**194.0**
Total barrels of oil equivalents sold from continuing operations attributable to Murphy (thousands of barrels)	14,268	11,019
Adjusted EBITDA per BOE (Non-GAAP)	**26.43**	**17.61**

1 'Attributable to Murphy' represents the economic interest of Murphy excluding a 20% noncontrolling interest in MP GOM.

MURPHY OIL CORPORATION
September 2019 | www.murphyoilcorp.com NYSE: MUR
37

Non-GAAP Reconciliation

FREE CASH FLOW

Murphy defines Free Cash Flow as net cash provided from continuing operations activities (as stated in the Consolidated Statements of Cash Flows) reduced by capital expenditures and investments.

Free Cash Flow is used by management to evaluate the company's ability to internally fund acquisitions, exploration and development and evaluate trends between periods and relative to its industry competitors.

Free Cash Flow, as reported by Murphy, may not be comparable to similarly titled measures used by other companies and it should be considered in conjunction with net income, cash flow from operations and other performance measures prepared in accordance with generally accepted accounting principles (GAAP). Free Cash Flow should not be considered in isolation or as a substitute for an analysis of Murphy's GAAP results as reported.

$ Millions	2016	2017	2018	2019E[1]	Total
Net cash provided from continuing operations activities (GAAP)	601	1,128	1,219	1,524	**4,472**
Property additions and dry hole costs	(927)	(1,010)	(1,103)	(1,336)	**(4,375)**
Free cash flow (Non-GAAP)	**(326)**	**118**	**117**	**188**	**97**
Market Cap on December 31	5,361	5,358	4,048	3,779[2]	**18,546**
				Free cash flow yield	**0.5%**

1 2019 estimate data obtained from FactSet estimates on September 17, 2019
2 MUR Market Cap September 17, 2019

MURPHY OIL CORPORATION
September 2019 | www.murphyoilcorp.com NYSE: MUR
38

Non-GAAP Reconciliation

DIVIDEND + BUYBACK – ISSUANCE YIELD ANNUALIZED

Murphy defines Dividend + Buyback issuance yield annualized as the sum of 'Cash dividends paid' (as stated in the Consolidated Statements of Cash Flows) plus cash paid for 'Repurchase of common stock' (as stated in the Consolidated Statements of Cash Flows) divided by the sum of market capitalization for the period being evaluated

Dividend + Buyback – Issuance yield, as reported by Murphy, may not be comparable to similarly titled measures used by other companies and it should be considered in conjunction with net income, cash flow from operations and other performance measures prepared in accordance with generally accepted accounting principles (GAAP). This metric should not be considered in isolation or as a substitute for an analysis of Murphy's GAAP results as reported.

Dividend + Buyback issuance yield annualized is used by management to evaluate the company's return to shareholders.

$ Millions	2016	2017	2018	2019E	Total
Cash dividends paid (GAAP)	206.6	172.6	173.0	165.3	718
Purchase of treasury stock (GAAP)	0.0	0.0	0.0	300.0	300
Total Paid to Shareholders	**206.6**	**172.6**	**173.0**	**465.3**	**1,018**
Market Cap on December 31	5,361	5,358	4,048	3,779[1]	18,546
				Dividend + Buyback – Issuance Yield Annualized	**5.5%**

1 MUR Market Cap September 17, 2019

MURPHY OIL CORPORATION
September 2019 | www.murphyoilcorp.com NYSE: MUR
39

www.murphyoilcorp.com NYSE: MUR 40 September 2019 Eagle Ford shale Peer Acreage OIL CONDENSATE GAS EOG EP Energy Murphy Pioneer Encana Marathon ConocoPhillips Lewis/BP Chesapeake Sanchez Carrizo

Eagle Ford Shale

Murphy Spacing vs Peers



Karnes Typical Murphy Spacing
LEFS ~250-500'
EOG Offset Spacing
LEFS ~250' to 500'
DVN Offset Spacing
LEFS ~250' to 500'
COP Offset Spacing
LEFS ~250' to 600'
CHK Offset Spacing
LEFS ~350' to 1000'
MRO Offset Spacing
LEFS ~250' to 600'
Catarina Typical Murphy Spacing
LEFS ~300' to 600'
Tilden Typical Murphy Spacing
LEFS ~350' to 800'
CHK Offset Spacing
LEFS ~300' to 800'
SE Offset Spacing
LEFS ~ 250' to 300'
MURPHY
Murphy
BP
Chesapeake
Conoco
Devon
Encana
EOG
Equinor (Statoil)
Inpex (Gulftex)
Magnolia
Marathon
Pioneer
Sanchez

MURPHY OIL CORPORATION

September 2019 | www.murphyoilcorp.com NYSE: MUR

41

www.murphyoilcorp.com NYSE: MUR 42 September 2019 Kaybob Duvernay Peer Acreage Fox Creek SAXON KAYBOB WEST KAYBOB EAST ENCANA SHELL CHEVRON PARAMOUNT XTO REPSOL PLACID CENOVUS 6 Miles KEYERA SIMONETTE SEMCAMS KAYBOB

www.murphyoilcorp.com NYSE: MUR 43 September 2019 Tupper Montney Peer Acreage 0 10 Miles Dawson Creek Other Competitor Montney Land Open Crown - Montney Murphy Montney Land

www.murphyoilcorp.com NYSE: MUR 44 September 2019 Placid Montney Peer Acreage ENCANA CHEVRON PARAMOUNT XTO DELPHI CENOVUS TANGLE CREEK CNRL HAMMERHEAD Fox Creek SAXON KAYBOB WEST KAYBOB EAST PLACID KEYERA SIMONETTE SEMCAMS KAYBOB 6 Miles Dry Gas Limit Condensate Limit TANGLE CREEK HAMMERHEAD MONT MONT